SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report
(Date of earliest event reported):	October 25, 2004 -----------------------

SEMPRA ENERGY
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(Exact name of registrant as specified in its charter)

CALIFORNIA --------------------------------	1-14201 --------------------------------	33-0732627 --------------------------------
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.

101 ASH STREET, SAN DIEGO, CALIFORNIA ------------------------------------------------------------------	92101 ----------------------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2034 -------------------

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(Former name or former address, if changed since last report.)

FORM 8-K

Item 8.01 Other Events

Border Price Investigation

As previously reported, in November 2002 the California Public Utilities Commission (CPUC) instituted an investigation into the Southern California natural gas market and the price of natural gas delivered to the California - Arizona border between March 2000 and May 2001. The Company's California utility subsidiaries, Southern California Gas Company (SoCalGas) and San Diego Gas & Electric Company (SDG&E), are the parties to the first phase of the investigation. If the CPUC were to determine that any party to the investigation contributed to the natural gas price spikes that occurred during the investigation period, the CPUC may modify the party's natural gas procurement incentive mechanism, reduce the amount of any shareholder award for the period involved, and/or order the party to issue a refund to ratepayers. The CPUC's Office of Ratepayer Advocates (ORA) has filed testimony with the CPUC supporting the actions of SoCalGas during this period.

On October 25, 2004, the CPUC Administrative Law Judge assigned to the investigation re-opened hearings in the first phase of the investigation for additional testimony and supplemental opening and reply briefs. While the Administrative Law Judge stated that a proposed decision is not imminent, the Company expects that a proposed decision will be issued before year end for consideration by the CPUC. Although the proposed decision may be adverse to the Company's California utility subsidiaries, the Company believes it is unlikely that the full CPUC would adopt any such adverse decision and would instead conclude that they were not responsible for any natural gas price spikes. A final CPUC decision in the first phase of the investigation is not expected until 2005.

Also as previously reported, the CPUC may also hold additional rounds of hearings to consider whether other companies, including other California utilities as well as the Company and its non-utility subsidiaries, contributed to the natural gas price spikes.

Cost of Service Proceedings

As previously reported, the CPUC Administrative Law Judge and the CPUC Commissioner assigned to the cost of service proceedings of SoCalGas and SDG&E have issued differing proposed decisions rejecting the proposed settlements that had been recommended to the CPUC by the Company's California utility subsidiaries and most of the other major parties to the proceedings, including the ORA. The Company now expects that another CPUC Commissioner will issue an additional proposed decision that, if adopted by the CPUC, would essentially approve the proposed settlements. The CPUC may adopt any one of these proposed decisions, as proposed or with modifications, or reject all of them and adopt a different outcome.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMPRA ENERGY
(Registrant)

Date: October 26, 2004	By: /s/ F. H. Ault -----------------------------------------
F. H. Ault Sr. Vice President and Controller